MERRILL LYNCH (GRAPHIC OMITTED)

ABS New Transaction

Computational Materials

$[303,147,000]

(Approximate Offered Certificates)

Mortgage Loan Asset-Backed Pass-Through Certificates,

RAAC Series 2005-SP2

GMAC RFC (GRAPHIC OMITTED)

RAAC Series 2005-SP2 Trust

Issuer

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer
Expected Timing:	Pricing Date:	On or about September 29, 2005
	Settlement Date:	On or about October 11, 2005
	First Payment Date:	October 25, 2005

Structure:	Group I	$[185,361,000] senior/subordinate ABS overcollateralization structure
	Group II	$303,147,000 senior/subordinate MBS shifting interest structure
	Rating Agencies:	Moody's, Standard & Poor's and Fitch

September 27, 2005

(Part I of II)

This document and the information contained herein (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

FOR ADDITIONAL INFORMATION PLEASE CALL:
Merrill Lynch
MBS/ABS Trading/Syndicate
Scott Soltas	212-449-3659	scott_soltas@ml.com
Charles Sorrentino	212-449-3659	charles_sorrentino@ml.com
Colin Sheen	212-449-3659	colin_sheen@ml.com
Charles Macintosh	212-449-3659	charles_macintosh@ml.com
Gregory Ikhilov	212-449-3659	gregory_ikhilov@ml.com
Roger Ashworth	212-449-3659	roger_ashworth@ml.com
Edgar Seah	+81 3 6225 7803	edgar_seah@ml.com

Global Asset Backed Finance
Matt Whalen	212-449-0752	matthew_whalen@ml.com
Paul Park	212-449-6380	paul_park@ml.com
Tim Loughlin	212-449-1646	timothy_loughlin@ml.com
Tom Saywell	212-449-2122	tom_saywell@ml.com
Alan Chan	212-449-8140	alan_chan@ml.com
Fred Hubert	212-449-5071	fred_hubert@ml.com
Alice Chu	212-449-1701	alice_chu@ml.com
Sonia Lee	212-449-5067	sonia_lee@ml.com
Keith Singletary	212-449-9431	keith_singletary@ml.com
Calvin Look	212-449-5029	calvin_look@ml.com
Yimin Ge	212-449-9401	yimin_ge@ml.com
Hoi Yee Leung	212-449-1901	hoiyee_leung@ml.com

Rating Agencies
Fitch Ratings
Alla Sirotic	212-908-0732	alla.sirotic@fitchratings.com

Moody's
Timothy Gildner	212-553-2919	timothy.gildner@moodys.com

Standard & Poor's
Frank Bruzese	212-438-1809	frank_bruzese@standardandpoors.com

All collateral statistics described herein are based on the collateral balances as of September 1, 2005 (the "Cut-Off Date") unless otherwise indicated.

RAAC Series 2005-SP-2 Trust Structural Summary

September 27, 2005

$[303,147,000] (Approximate Offered Certificates- Subject to Revision)

Characteristics of the Group II Certificates (1), (2), (3)

Class	Loan Group	Expected Amount ($)	Expected Ratings (Fitch/Moody's/S&P)	Bond Type	Pmt. Delay (days)	Interest Accrual Basis	WAL (yrs.) to Call / Maturity	Pmt. Window (mos.) to Call / Maturity	Exp. Maturity to Call / Maturity	Final Scheduled Maturity (8)
Offered Certificates
A-II	II	$ 288,130,000	AAA / Aaa / Aaa	Sr Fltr (6, 7)	0	Actual/360	2.32 / 2.45	1 - 78 / 1 - 357	03/2012 / 06/2035	06/2044
M-II-1	II	$ 7,356,000	AA / Aa1 / AA	Mez Fltr (7, 8)	0	Actual /360	6.00 / 8.51	1 - 78 / 1 - 357	03/2012 / 06/2035	06/2044
M-II-2	II	$ 4,291,000	NR / Aa2 / NR	Mez Fltr (7, 8)	0	Actual /360	6.00 / 8.51	1 - 78 / 1 - 357	03/2012 / 06/2035	06/2044
M-II-3	II	$ 2,298,000	NR / A2 / NR	Mez Fltr (7, 8)	0	Actual /360	6.00 / 8.51	1 - 78 / 1 - 357	03/2012 / 06/2035	06/2044
M-II-4	II	$ 1,072,000	NR / Baa1 / NR	Mez Fltr (7, 8)	0	Actual /360	6.00 / 8.51	1 - 78 / 1 - 357	03/2012 / 06/2035	06/2044
Non-Offered Certificates
II-IO-A	II	$ 288,130,000 (4)	AAA / Aaa / AAA	Sr IO
II-IO-B	II	$ 15,017,000 (5)	AAA / Aaa / AAA	Sub IO
B-II-1	II	$ 1,379,000	NR / Ba2 / NR	WAC PT (9)
B-II-2	II	$ 613,000	NR / B2 / NR	WAC PT (9)
B-II-3	II	$ 1,382,769	NR / NR / NR	WAC PT (9)	Information Not Provided Hereby
R-II	II	$ 50	AAA / Aaa / AAA	Sr Resid
R-III	II	$ 50	AAA / Aaa / AAA	Sr Resid
Total		$ 306,521,869 (11)

Notes:

  Class sizes subject to a permitted variance in the aggregate of 10%.

  Pricing Prepayment Assumption: in respect of the fixed rate Group II Loans, 25% CPR and in respect of the adjustable rate Group II Loans: 30% CPR

  Each Certificate is illustrated as priced to both (i) the 10% optional call and (ii) to maturity.

  The balance shown with respect to the Class II-IO-A Certificates is an initial notional balance. The Class II-IO-A Certificates are interest-only Certificates and will not be entitled to distribution of principal.

  The balance shown with respect to the Class II-IO-B Certificates is the combined initial notional amount of the four components that make up the Class II-IO-B Certificates. The Class II-IO-B Certificates are interest-only Certificates and will not be entitled to distribution of principal.

  The pass-through rate on the Class A-II-1 Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Group II Net WAC Cap Rate and (iii) [14.00]% per annum.

  If the 10% optional call is not exercised with respect to the Group II Loans, the margin on the Class A-II Certificates will double and the margin on the Class M-II Certificates will increase to 1.5x the original margin, in each case beginning on the second Distribution Date after the first possible optional call date in respect of the Group II Loans.

  The pass-through rates on the Class M-II-1, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Group II Net WAC Cap and (iii) [14.00]% per annum.
  The pass-through rates on the Class B-II-1, Class B-II-2 and Class B-II-3 Certificates will be equal to a variable rate equal to the weighted average of the Net Mortgage Rate of the Group II Loans.
  Calculated based on one month after the maturity date of the latest maturing loan.
  Does not include notional balance of the Class II-IO-A and Class II-IO-B Certificates.

SUMMARY COLLATERAL INFORMATION

Original LTVs have been calculated based on the original mortgage loan balance and the mortgaged property value at the time of mortgage loan origination. Current LTVs have been calculated based on the mortgage loan balance as at the Cut-off Date and the mortgaged property value at the time of mortgage loan origination. As of the Closing Date, there will be no mortgage loans in Group II secured by second liens.

All of the credit scores have been updated prior to the Cut-off Date.

All collateral information contained herein is as of the Cut-off Date of September 1, 2005.

mortgage Loans in Group II
Agg. Scheduled Balance	306,521,869	WA Original LTV	72.39%
Avg. Scheduled Balance	235,063	WA Current LTV	68.99%
WAC	6.052%	WA Credit Score	724
WAM (months)	313	Full Doc	76.64%
WA Seasoning (months)	29
California Concentration	27.55%

Issuer: RAAC Series 2005-SP2 Trust.

Certificates: Group II Certificates

The Class A-II, Class II-IO-A, Class II-IO-B, Class M-II-1, Class M-II-2, Class M-II-3, Class M-II-4, Class B-II-1, Class B-II-2, Class B-II-3, Class R-II-1 and Class R-II-2 Certificates are backed by first lien, fixed-rate and adjustable-rate mortgage loans (the "Group II Loans").

The Class II-IO-A Certificates and the Class II-IO-B Certificates are referred to as the "Class II-IO Certificates".

The Class A-II and Class II-IO Certificates are referred to as the "Senior Group II Certificates".

The Class M-II-1, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates are referred to together as the "Class M-II Certificates".

The Class B-II-1, Class B-II-2 and Class B-II-3 Certificates are referred to together as the "Class B-II Certificates".

The Class R-II-1 and the Class R-II-2 Certificates are referred to together as the "Class R-II Certificates".

The Group A-II Certificates, the Class M-II Certificates, the Class B-II and the Class R-II Certificates are together referred to as the "Group II Certificates".

Group I Certificates:
The Class A-I, Class M-I-1, Class M-I-2, Class M-I-3 and Class M-I-4 Certificates, Class R-I Certificates and Class SB Certificates are backed by first lien, fixed-rate and adjustable-rate mortgage loans (the "Group I Loans").

The Class M-I-1, Class M-I-2, Class M-I-3 and Class M-I-4 Certificates are referred to together as the "Class M-I Certificates".

The Class A-I Certificates, the Class M-I Certificates and the Class R-I Certificates are together referred to as the "Group I Certificates".

No Cross Collateralization: The Group I Certificates and the Group II Certificates will be offered pursuant to the same prospectus supplement. However, there will be no cross collateralization between the Group I Certificates and the Group II Certificates.

Offered Certificates: The Class A-II, Class M-II-1, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates.

Non-Offered Certificates: The Group I Certificates, the Class B-II Certificates, the Class II-IO Certificates, the Class R Certificates and the Class SB Certificates are not offered hereby.

Lead Manager: Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Co-Managers: Residential Funding Securities Corp.

Depositor: Residential Asset Mortgage Products, Inc. ("RAMP").

Trustee: JPMorgan Chase Bank, N.A.

Master Servicer: Residential Funding Corporation (the "Seller", "Master Servicer" or "Residential Funding").

Subservicers: Primary servicing will be provided by Bank of America, N.A.with respect to approximately 23.28% of the Group II Loans, by Wilshire Credit Corporation ("Wilshire") with respect to approximately 19.12% of the Group II Loans, by HomeComings Financial Network, Inc. ("HomeComings") with respect to approximately 14.65% of the Group II Loans, and by GMAC Mortgage Corporation. ("GMACM") with respect to approximately 14.59% of the Group II Loans. Wilshire is a wholly-owned subsidiary of Merrill Lynch & Co, Inc. HomeComings is a wholly-owned subsidiary of Residential Funding. GMACM is a wholly-owned subsidiary of General Motors Acceptance Corporation..

Cut-off Date: September 1, 2005.

Settlement Date: On or about October 11, 2005.

Distribution Dates: 25th of each month (or the next business day if such day is not a business day) commencing on October 25, 2005.

Form of Certificates: Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: For the Group A-II, Class M-II-1 and Class M-II-2 Certificates: $25,000 and integral multiples of $1 in excess thereof. For the Class M-II-3 and Class M-II-4 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISA Considerations: It is expected that, as of the Settlement Date, the Class A-II Certificates will be eligible for purchase by employee benefit plans or other retirement arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code, subject to certain conditions. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Certificates.

Legal Investment: The Certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Tax Status: One or more REMIC elections.

Collateral Description: Two loan groups:

  Group I Loans will consist of primarily first lien, fixed-rate and adjustable-rate mortgage loans with an aggregate principal balance of approximately $185,361,360 as of the Cut-off Date.
  Group II Loans will consist of first lien, fixed-rate and adjustable-rate mortgage loans with an aggregate principal balance of approximately $306,521,869 as of the Cut-off Date.

As at the Cut-off Date, approximately 98.31% of the Group II Loans were current and approximately 1.69% of the Group II Loans were 0-30 days delinquent (calculated as described in the prospectus supplement).

HOEPA Loans: None of the Group I Loans or the Group II Loans as of the Cut-off Date by aggregate principal balance are High Cost Loans as defined under the Home Ownership and Equity Protection Act of 1994 (the "Homeownership Act"). The Homeownership Act requires certain additional disclosures and other requirements on mortgages subject to the Homeownership Act. Purchasers or assignees of these High Cost Loans could be exposed to all claims and defenses that the mortgagors could assert against the originators of the mortgage loans. Remedies available to the borrower include monetary penalties, as well as rescission rights. Residential Funding Corporation, as seller, will be required to repurchase or substitute for any mortgage loan that violated the Homeownership Act at the time of origination, if that violation adversely affects the interests of the certificateholders in that mortgage loan.

Pricing Prepayment

Assumption: In respect of the fixed rate Group II Loans, 25% CPR and in respect of the adjustable rate Group II Loans, 30% CPR.

Optional Calls: If the aggregate principal balance of the Group II Loans falls below 10% of their original aggregate principal balance as of the Cut-off Date ("Group II Optional Call"), the Master Servicer may terminate the trust with respect to this loan group. The Group II Optional Call and the optional call for the Group I Loans are independent of each other.

The Principal Investment

Activities Program: The mortgage loans included in the trust were acquired and evaluated under Residential Funding's Principal Investment Activities Program ("PIA"). The PIA program, among other types of collateral, targets seasoned assets offered in the secondary market. These loans may be called loans (from Residential Funding programs or otherwise), loans acquired as part of portfolio sales, or may be loans with program exceptions or may be secured by unusual property types. The loans may have document deficiencies or have prior and/or current delinquencies or a combination of one or more of the foregoing.

 The PIA program's process for acquiring a loan is intended to determine whether the characteristics of the loan, the borrower and the collateral, taken as a whole, represent an acceptable lending risk. The factors considered may include:

    the mortgage loan's payment terms and characteristics;

    the borrower's credit profile, both current and, if available, at origination;

    an analysis of the mortgagor's ability and willingness to make full and timely repayment;

    the value of the mortgaged property, as evidenced by a broker's price opinion, statistical value or comparison with real estate listings of comparable properties; and

    the quality of the available legal documentation associated with the loan, including certain aspects of compliance with relevant laws.

PIA's due diligence is tailored to address the particular risk profile of each acquisition.

Mortgage loans acquired under the PIA program may have unusual payment terms and characteristics. For example, they may be balloon loans, negative amortization loans, may have some of their payments deferred (documented and undocumented), may provide for simple interest or may adjust based on an uncommon index. The loans may have been modified following a payment delinquency, and as a result the final maturity of the loan may have been extended, or a balloon payment may be required to be paid by the borrower at the maturity of the loan.

The values of mortgaged properties securing loans acquired under the PIA program obtained are generally compared to an estimated value, recent listings of comparable properties, statistical values and/or broker's price opinions.

The PIA program loans may have missing or defective loan documentation. Mortgage notes, intervening assignments and title insurance may not be included in the related mortgage file. Residential Funding Corporation will not be obligated to repurchase any PIA program loan because of such missing or defective documentation unless the omission or defect materially interferes with the servicer's or master servicer's ability to foreclose on the related mortgaged property.

Priority of Distributions: Payments to the holders of the Group A-II Certificates, Class M-II Certificates and Class B-II Certificates will be made from the available amount from Group II generally as follows:

      Distributions of interest to the Senior Group A-II Certificates concurrently, provided, however, that on each Distribution Date, the amount of interest that would otherwise be payable to the Class II-A Certificates will (A) in the case of amounts otherwise payable to the Class II-IO-A Certificates, be paid to the Class A-II Certificates to the extent of any Group II Net WAC Cap Shortfalls for the Class A-II Certificates as of such Distribution Date (to the extent not paid out of amounts available under the applicable Yield Maintenance Agreement) in the order of priority provided in the prospectus supplement and (B) in the case of amounts otherwise payable to the Class II-IO-B Certificates, be paid to the Class M-II-1, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates to the extent of any Group II Net WAC Cap Shortfalls for the Class M-II-1, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates, respectively, as of such Distribution Date (to the extent not paid out of amounts available under the applicable Yield Maintenance Agreement) and in the order of priority provided in the prospectus supplement;
      Distribution of principal to the Class A-II Certificates;
      Payment to the Master Servicer for certain unreimbursed advances;
      Interest and principal to the Class M-II Certificates as follows; interest to the Class M-II-1 Certificates, then principal to the Class M-II-1 Certificates; then interest to the Class M-II-2 Certificates, then principal to the Class M-II-2 Certificates, then interest to the Class M-II-3 Certificates, then principal to the Class M-II-3 Certificates, then interest to the Class M-II-4 Certificates, then principal to the Class M-II-4 Certificates;
      Interest and principal to the Class B-II Certificates as follows; interest to the Class B-II-1 Certificates, then principal to the Class B-II-1 Certificates; then interest to the Class B-II-2 Certificates, then principal to the Class B-II-2 Certificates, then interest to the Class B-II-3 Certificates, then principal to the Class B-II-3 Certificates.

Distribution of Principal: The holders of the Class A-II Certificates, will be entitled to receive on each Distribution Date, to the extent of the portion of the related available distribution amount for Group II remaining after the distribution of the senior interest distribution amount, a distribution allocable to principal, equal to the related senior principal distribution amount in the priority described above.

The holders of each class of Class M-II Certificates will be entitled to receive payments of principal on each Distribution Date to the extent of the portion of the related available distribution amount for Group II remaining after payments of interest and principal to the Group A-II Certificates and any class of Class M-II Certificates with a higher payment priority, and after payment of interest to that class of Class M-II Certificates in the priority described above.

Shifting of Interests: All principal prepayments and other unscheduled payments of principal from the Group II Loans will be allocated to the Class A-II Certificates during the first five years following the closing date. Following the first five years after the closing date, a disproportionately large portion of principal prepayments and other unscheduled payments of principal will be allocated to the related Class A-II Certificates for the next four years, subject to loss and delinquency tests described in the prospectus supplement. This shifting interest structure provides additional credit enhancement for the Class A-II Certificates by reserving a greater portion of the principal balance of the Class M-II Certificates and Class B-II Certificates for the absorption of losses. All mortgagor prepayments not otherwise distributable to the Class A-II Certificates will be allocated on a pro rata basis among the class of Class M-II Certificates with the highest payment priority then outstanding with a certificate principal balance greater than zero and each other class of Class M-II Certificates and Class B-II Certificates for which certain loss levels established for that class in the pooling and servicing agreement have not been exceeded. The related loss level on any Distribution Date would be satisfied as to any Class M-II-1, Class M-II-2, Class M-II-3, Class M-II-4 or Class B-II Certificates, respectively, only if the sum of the current percentage interests in the Group II Loans and each class, if any, subordinate thereto were at least equal to the sum of the initial percentage interests in the Group II Loans and each class, if any, subordinate thereto.

Interest Accrual Period: From and including the preceding Distribution Date (for the first accrual period, the

Settlement Date) up to but excluding the current Distribution Date, on an actual/360 basis.

Pass-Through Rates:

  On each Distribution Date for the Class A-II Certificates, interest will accrue at a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Group I Optional Call Date, One-Month LIBOR plus [ ]% (the "Class A-II Margin"), and beginning on the second Distribution Date after the first possible Group II Optional Call Date, One-Month LIBOR plus 2 times the Class A-II Margin, (y) the Group II Net WAC Cap Rate, and (z) [14.00]%].

  On each Distribution Date for the Class M-II-1 Certificates, interest will accrue at a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Group II Optional Call Date, One-Month LIBOR plus [ ]% (the "Class M-II-1 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 1.5 times the Class M-II-1 Margin, (y) the Group II Net WAC Cap Rate, and (z) [14.00]%.

  On each Distribution Date for the Class M-II-2 Certificates, interest will accrue at a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Group II Optional Call Date, One-Month LIBOR plus [ ]% (the "Class M-II-2 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 1.5 times the Class M-II-2 Margin, (y) the Group II Net WAC Cap Rate, and (z) [14.00]%.

  On each Distribution Date for the Class M-II-3 Certificates, interest will accrue at a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Group II Optional Call Date, One-Month LIBOR plus [ ]% (the "Class M-II-3 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 1.5 times the Class M-II-3 Margin, (y) the Group II Net WAC Cap Rate, and (z) [14.00]%.

  On each Distribution Date for the Class M-II-4 Certificates, interest will accrue at a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Group II Optional Call Date, One-Month LIBOR plus [ ]% (the "Class M-II-4 Margin"), and beginning on the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus 1.5 times the Class M-II-4 Margin, (y) the Group II Net WAC Cap Rate, and (z) [14.00]%.

  On each Distribution Date for the Class II-IO-A Certificates, interest will accrue at a variable rate equal to the weighted average of the excess of the Net Mortgage Rate on the Group II Loans over the Pass-Through Rate for that Distribution Date on the Class A-II Certificates. The initial Pass-Through Rate for the Class II-IO-A Certificates is projected to be approximately [ ]% per annum. The notional balance on which interest will accrue in respect of the Class II-IO-A Certificates in respect of a Distribution Date will be the aggregate Certificate principal balance of the Class A-II-1 Certificates for that Distribution Date.

  On each Distribution Date for the Class II-IO-B Certificates, interest will accrue at a variable rate equal to the weighted average of the excess of the Net Mortgage Rate on the Group II Loans over the weighted average of the Pass-Through Rate for that Distribution Date on the Class M-II-1, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates. The initial Pass-Through Rate for the Class II-IO-B Certificates is projected to be approximately [ ]% per annum. The notional balance on which interest will accrue in respect of the Class II-IO-B Certificates in respect of a Distribution Date will be the aggregate Certificate principal balance of the Class M-II-1, Class M-II-2, Class M-II-3 and Class M-II-4 Certificates for that Distribution Date.

Group II Net WAC Cap Rate: The pass-through rates of the Offered Certificates with respect to any Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for scheduled payments due on such Group II Loans during the related due period and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period. For any Distribution Date on which the pass-through rate on any class of the Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, subject to a maximum of [14.00]% per annum (the "Group II Net WAC Cap Shortfall Carry-Forward Amount").

Group II Net WAC Cap

Shortfall: With respect to a class of Offered Certificates, and any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the pass-through rate of that class of Certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group II Net WAC Cap Rate did not apply, provided that this rate does not exceed [14.00]% per annum over (ii) accrued certificate interest calculated using the Group II Net WAC Cap Rate.

Yield Maintenance

Agreements: The Class A-II Certificates and the Class M-II Certificates will have the benefit of a series of payments pursuant to separate yield maintenance agreements (each a "Yield Maintenance Agreement"). With respect to any Distribution Date, payments received under the applicable Yield Maintenance Agreement will be available to pay the holders of the Class A-II Certificates or the relevant class of the Class M-II Certificates any Group II Net WAC Cap Shortfall Carry-Forward Amount.

On each Distribution Date, payments under each Yield Maintenance Agreement will be made on a notional balance (each a "Yield Maintenance Notional Balance") equal to the lesser of (i) the aggregate certificate principal balance of the Class A-II Certificates or the aggregate certificate principal balance of the Class M-II Certificates and (ii) the amount set forth in the relevant Yield Maintenance Agreement Schedule attached hereto. To the extent that the relevant Yield Maintenance Notional Balance in respect of a Distribution Date exceeds the aggregate certificate principal balance of the Class A-II Certificates or the aggregate certificate principal balance of the Class M-II Certificates (as applicable) on that Distribution Date (prior to any payments being made on such date), the amount payable under such Yield Maintenance Agreement in respect of such excess will not be available to the holders of the Class A-II Certificates, or the Class M-II Certificates.

Weighted Average

Monthly Fees: Master servicing fee and sub-servicing fee of approximately 0.48156% for Group I and 0.40161% for Group II.

Net Mortgage Rate: With respect to any mortgage loan, the mortgage rate thereon minus the rates at which the master servicing and subservicing fees are paid.

Eligible Master Servicing

Compensation: For either loan group and any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans in that loan group.

Advances: The Master Servicer will advance delinquent principal and interest to the extent the advance is determined to be recoverable from future collections on the relevant mortgage loan.

Allocation of Losses: Losses with respect to the Group II Loans, (other than excess special hazard losses, excess bankruptcy losses and excess fraud losses), will be allocated first to the Class B-II Certificates, and then to the Class M-II-4, Class M-II-3, Class M-II-2 and Class M-II-1 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero, and then to the Class A-II Certificates, pro rata, until the certificate principal balance thereof is reduced to zero.

Excess special hazard losses, excess bankruptcy losses and excess fraud losses in respect of the Group II Loans will be allocated pro rata, based on the certificate principal balance among all outstanding classes of Group II Certificates.

Prospectus: The Class A and Class M Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Class A and Class M Certificates and the mortgage loans is contained in the Prospectus. [The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.] Sales of the Class A and Class M Certificates may not be consummated unless the purchaser has received the Prospectus.

Total Mortgage Loans by Notional Credit Classification

Category:	Prime	A/Alt A	Insured	A-	Subprime	Total
Percent of Total:	85.36%	13.27%	0.07%	0.31%	0.98%	100.00%
Fixed:	30.20%	20.45%	100.00%	53.37%	29.15%	29.02%
ARM:	69.80%	79.55%	0.00%	46.63%	70.85%	70.98%
Current Balance:	$261,662,250	$40,671,132	$229,808	$939,776	$3,018,902	$306,521,869
Loan Count:	1,071	207	4	3	19	1,304
Average Balance:	$244,316	$196,479	$57,452	$313,259	$158,890	$235,063
WAM (mos):	310	331	259	250	341	313
WA Age (mos):	30	20	70	110	50	29
WA Orig. Term (mos):	340	351	328	360	390	342
Balloon:	0.06%	0.00%	0.00%	0.00%	0.00%	0.06%
First Lien:	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
WA FICO (non-zero):	736	657	729	679	688	724
WA Original LTV:	71.41%	78.39%	90.39%	77.39%	72.93%	72.39%
WA Current LTV:	67.82%	76.35%	82.03%	69.39%	69.79%	68.99%
WA Margin (ARMs only):	3.02%	4.65%	0.00%	3.79%	4.42%	3.28%
Owner Occupied:	83.69%	89.76%	50.88%	100.00%	83.42%	84.52%
Purchase:	41.30%	37.23%	73.61%	53.37%	58.88%	40.99%
Equity Refinance:	32.10%	48.90%	26.39%	9.68%	36.15%	34.30%
Rate/Term Refinance:	26.60%	13.86%	0.00%	36.96%	4.96%	24.71%

The above notional credit classifications of the loans has been prepared on the following basis:

Classification	FICO	12 months Mortgage History
Prime	660+	0 x 30
A/Alt A	620+	Max 2 x 30
Insured	Insured balance after first two classifications
A-	580+	0 x 60
Sub-prime	Balance after first four classifications

* Characteristics as of the Cut-off Date
Group II Loans

Aggregate Outstanding Principal Balance		$306,521,869
Aggregate Original Principal Balance		$332,001,329
Number of Mortgage Loans		1,304

	Minimum	Maximum	Average (1)
Original Principal Balance	$50,000	$1,500,000	$254,602
Outstanding Principal Balance	$1,753	$1,498,294	$235,063
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	104	480	342
Stated remaining Term (mos)	8	464	313
Loan Age (mos)	3	322	29
Current Interest Rate	3.125%	13.990%	6.052%
Original Loan-to-Value (4)	15.88%	124.88%	72.39%
Current Loan-to-Value (5)	0.53%	123.21%	68.99%
Credit Score (6)	640	836	724

	Earliest	Latest
Maturity Date	05/10/2006	05/01/2044

	Number of Loans	Principal Balance	% of Principal Balance
Fully Amortizing	1,081	$233,967,857	76.33%
Balloon	3	169,346	0.06%
Interest Only	195	68,918,764	22.48%

Loans with Pledged Assets	5	$586,391	0.19%
Cooperatives	4	396,161	0.13%
Condotels	3	350,795	0.11%
Modified Loans	71	$10,181,534	3.32%

Loans with DTI Greater Than 60%	1.46%

Delinquency Status (OTS Basis)	% of Principal Balance
Current	98.31%
30-59 days	1.69%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.

(4) In the above Summary Table and the following Group II mortgage loan tables, the original loan-to-value ratio has been calculated based on the original principal balance of the relevant mortgage loan divided by the lesser of (i) the original appraised value of the relevant property as indicated in the loan file and (ii) in the case of a purchase loan, the original sales price of the relevant property.

(5) In the above Summary Table and the following Group II mortgage loan tables, the current loan-to-value ratio has been calculated based on the principal balance of the relevant mortgage loan as at the Cut-off Date divided by the lesser of (i) the original appraised value of the relevant property as indicated in the loan file and (ii) in the case of a purchase loan, the original sales price of the relevant property.

(6) Minimum and Weighting only for loans with scores.

Credit Score Distribution of the Group II Loans

					Weighted	Weighted
				Average	Average	Average
Range of	Number of	Principal	Percentage of	Principal	Credit	Original
Credit Scores	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
640 to 659	196	$37,317,667	12.17%	$190,396	651	78.59%
660 to 679	165	31,942,355	10.42	193,590	670	75.37
680 to 699	178	40,652,566	13.26	228,385	690	75.28
700 to 719	160	36,546,468	11.92	228,415	708	73.56
720 to 739	131	40,697,675	13.28	310,669	730	73.00
740 to 759	132	32,016,105	10.44	242,546	749	71.73
760 or greater	342	87,349,032	28.50	255,407	787	66.76
Total:	1,304	$306,521,869	100.00%	$235,063	724	72.39%
*For substantially all of the Group II Loans, the Credit Score was updated prior to cut-off date.

As of the cut-off date, the weighted average Credit Score of the Group II Loans will be approximately 724.

Original Mortgage Loan Principal Balances of the Group II Loans

					Weighted	Weighted
				Average	Average	Average
Range of Original Mortgage	Number of	Principal	Percentage of	Principal	Credit	Original
Loan Principal Balances	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
$50,000 to $100,000	293	$19,048,007	6.21%	$65,010	708	73.78%
$100,001 to $200,000	368	49,088,056	16.01	133,391	707	74.88
$200,001 to $300,000	204	46,416,536	15.14	227,532	720	74.69
$300,001 to $400,000	202	65,850,264	21.48	325,991	731	71.95
$400,001 to $500,000	114	47,490,294	15.49	416,582	731	72.23
$500,001 to $600,000	59	30,840,555	10.06	522,721	736	70.94
$600,001 to $700,000	28	15,901,343	5.19	567,905	730	67.13
$700,001 to $800,000	12	7,848,125	2.56	654,010	735	71.49
$800,001 to $900,000	7	5,938,496	1.94	848,357	711	70.33
$900,001 to $1,000,000	9	8,110,217	2.65	901,135	737	64.75
$1,000,001 or greater	8	9,989,975	3.26	1,248,747	735	71.36
Total:	1,304	$306,521,869	100.00%	$235,063	724	72.39%

Net Mortgage Rates of the Group II Loans

					Weighted	Weighted
				Average	Average	Average
Range of	Number of	Principal	Percentage of	Principal	Credit	Original
Net Mortgage Rates (%)	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
2.5000 to 2.9999	1	$60,669	0.02%	$60,669	688	48.15%
3.0000 to 3.4999	2	342,125	0.11	171,062	713	56.98
3.5000 to 3.9999	18	4,516,723	1.47	250,929	717	74.04
4.0000 to 4.4999	103	33,574,554	10.95	325,967	754	69.45
4.5000 to 4.9999	187	48,392,831	15.79	258,785	732	71.25
5.0000 to 5.4999	225	68,433,282	22.33	304,148	725	72.44
5.5000 to 5.9999	245	59,565,311	19.43	243,124	725	70.71
6.0000 to 6.4999	194	44,569,961	14.54	229,742	717	73.56
6.5000 to 6.9999	102	18,177,895	5.93	178,215	716	75.14
7.0000 to 7.4999	77	12,497,854	4.08	162,310	696	79.09
7.5000 to 7.9999	44	5,302,732	1.73	120,517	702	76.49
8.0000 to 8.4999	42	4,382,829	1.43	104,353	693	77.22
8.5000 to 8.9999	22	2,083,689	0.68	94,713	702	74.34
9.0000 to 9.4999	15	1,603,233	0.52	106,882	684	72.87
9.5000 to 9.9999	12	1,652,271	0.54	137,689	665	77.19
10.0000 to 10.4999	9	681,796	0.22	75,755	676	80.86
10.5000 to 10.9999	2	463,396	0.15	231,698	724	72.42
11.0000 to 11.4999	3	171,718	0.06	57,239	676	81.62
13.0000 to 13.4999	1	49,001	0.02	49,001	672	60.00
Total:	1,304	$306,521,869	100.00%	$235,063	724	72.39%
As of the Cut-off Date, the weighted average Net Mortgage Rate of the Group II Loans will approximately 5.6501% per annum.

Mortgage Rates of the Group II Loans

					Weighted	Weighted
				Average	Average	Average
Range of	Number of	Principal	Percentage of	Principal	Credit	Original
Mortgage Rates (%)	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
3.0001 to 3.5000	1	$60,669	0.02%	$60,669	688	48.15%
3.5001 to 4.0000	4	651,480	0.21	162,870	693	68.57
4.0001 to 4.5000	35	11,573,813	3.78	330,680	741	71.99
4.5001 to 5.0000	136	41,323,597	13.48	303,850	747	70.16
5.0001 to 5.5000	190	52,200,385	17.03	274,739	731	70.77
5.5001 to 6.0000	243	68,118,698	22.22	280,324	726	71.68
6.0001 to 6.5000	228	55,527,454	18.12	243,541	724	71.29
6.5001 to 7.0000	166	35,056,328	11.44	211,183	713	73.59
7.0001 to 7.5000	91	15,889,718	5.18	174,612	703	79.98
7.5001 to 8.0000	72	11,300,340	3.69	156,949	699	77.17
8.0001 to 8.5000	43	4,370,258	1.43	101,634	696	79.14
8.5001 to 9.0000	33	3,917,492	1.28	118,712	689	80.34
9.0001 to 9.5000	24	2,072,307	0.68	86,346	701	72.82
9.5001 to 10.0000	14	1,755,741	0.57	125,410	680	73.84
10.0001 to 10.5000	10	1,474,144	0.48	147,414	664	76.36
10.5001 to 11.0000	8	545,331	0.18	68,166	671	83.74
11.0001 to 11.5000	3	488,321	0.16	162,774	723	73.57
11.5001 to 12.0000	2	146,793	0.05	73,397	673	79.34
13.5001 to 14.0000	1	49,001	0.02	49,001	672	60.00
Total:	1,304	$306,521,869	100.00%	$235,063	724	72.39%
As of the Cut-off Date, the weighted average mortgage rate of the Group II Loans will be approximately 6.0517% per annum.

Original Loan-to-Value Ratios of the Group II Loans

					Weighted	Weighted
				Average	Average	Average
Range of Original	Number of	Principal	Percentage of	Principal	Credit	Original
Loan-to-Value Ratios (%)	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
50.00 or less	139	$31,281,185	10.21%	$225,044	750	38.82%
50.01 to 55.00	38	8,413,197	2.74	221,400	731	53.04
55.01 to 60.00	62	14,370,514	4.69	231,782	730	57.93
60.01 to 65.00	76	19,600,372	6.39	257,900	745	63.11
65.01 to 70.00	115	29,384,562	9.59	255,518	731	68.42
70.01 to 75.00	137	42,137,161	13.75	307,571	727	73.53
75.01 to 80.00	435	107,388,872	35.03	246,871	722	79.20
80.01 to 85.00	67	12,041,111	3.93	179,718	695	83.48
85.01 to 90.00	159	29,547,771	9.64	185,835	698	89.22
90.01 to 95.00	39	6,383,415	2.08	163,677	700	93.94
95.01 to 100.00	29	4,594,418	1.50	158,428	722	99.18
100.01 or greater	8	1,379,291	0.45	172,411	684	105.97
Total:	1,304	$306,521,869	100.00%	$235,063	724	72.39%
The weighted average loan-to-value ratio at origination of the Group II Loans will be approximately 72.39%.

Current Loan-to-Value Ratios of the Group II Loans

					Weighted	Weighted
				Average	Average	Average
Range of Current	Number of	Principal	Percentage of	Principal	Credit	Original
Loan-to-Value Ratios (%)	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
50.00 or less	242	$42,247,069	13.78%	$174,575	748	45.55%
50.01 to 55.00	56	12,288,531	4.01	219,438	728	59.82
55.01 to 60.00	80	18,912,385	6.17	236,405	733	63.04
60.01 to 65.00	91	23,668,829	7.72	260,097	741	66.78
65.01 to 70.00	103	28,587,788	9.33	277,551	729	71.19
70.01 to 75.00	143	40,680,308	13.27	284,478	727	75.34
75.01 to 80.00	333	90,334,827	29.47	271,276	720	79.49
80.01 to 85.00	80	14,864,509	4.85	185,806	696	84.99
85.01 to 90.00	125	24,676,407	8.05	197,411	697	89.66
90.01 to 95.00	27	5,669,645	1.85	209,987	695	94.12
95.01 to 100.00	18	3,433,085	1.12	190,727	721	99.85
100.01 or greater	6	1,158,487	0.38	193,081	685	105.39
Total:	1,304	$306,521,869	100.00%	$235,063	724	72.39%
The weighted average loan-to-value ratio of the Group II Loans will be approximately 68.99%.
Geographic Distributions of Mortgaged Properties of the Group II Loans

					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	Percentage of	Principal	Credit	Original
Geographic Distributions	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
California	276	$84,454,939	27.55%	$305,996	726	69.40%
Virginia	87	28,639,779	9.34	329,193	755	71.60
Florida	133	26,903,273	8.78	202,280	718	74.12
New York	74	15,425,203	5.03	208,449	714	74.85
Texas	75	13,117,929	4.28	174,906	721	73.95
Maryland	43	11,519,376	3.76	267,892	724	73.48
New Jersey	50	11,167,953	3.64	223,359	722	70.16
Illinois	39	10,660,042	3.48	273,334	738	69.90
Other	527	104,633,376	34.14	198,545	718	74.38
Total:	1,304	$306,521,869	100.00%	$235,063	724	72.39%
* Other includes other states and the District of Columbia with under 3% concentrations individually.

No more than approximately 0.69% of the Group II Loans will be secured by mortgaged properties located in any one zip code.

Mortgage Loan Purpose of the Group II Loans

					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	Percentage of	Principal	Credit	Original
Mortgage Loan Purpose	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
Purchase	534	$125,656,906	40.99%	$235,313	721	76.70%
Rate/Term Refinance	285	75,738,369	24.71	265,749	743	64.42
Equity Refinance	485	105,126,594	34.30	216,756	716	72.96
Total:	1,304	$306,521,869	100.00%	$235,063	724	72.39%

Occupancy Types of the Group II Loans

					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	Percentage of	Principal	Credit	Original
Occupancy Types	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
Primary Residence	1,073	$259,059,255	84.52%	$241,435	724	72.71%
Second/Vacation	69	17,193,723	5.61	249,184	738	70.49
Non-Owner Occupied	162	30,268,890	9.87	186,845	723	70.66
Total:	1,304	$306,521,869	100.00%	$235,063	724	72.39%

Mortgaged Property Types of the Group II Loans

					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	Percentage of	Principal	Credit	Original
Mortgaged Property Types of the Group II Loans	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
Single-family detached	923	$217,879,725	71.08%	$236,056	726	71.69%
Planned Unit Developments (detached)	84	22,244,346	7.26	264,814	728	72.99
Condo Low-Rise (less than 5 stories)	107	20,742,316	6.77	193,853	727	74.73
Two- to four- family units	90	20,037,177	6.54	222,635	712	74.44
Planned Unit Developments (attached)	62	19,841,469	6.47	320,024	721	74.94
Townhouse	9	1,801,272	0.59	200,141	701	82.09
Condo Mid-Rise (5 to 8 stories)	3	1,510,677	0.49	503,559	703	59.98
Manufactured Home	13	1,262,854	0.41	97,143	698	76.67
Condo High-Rise (9 stories or more)	6	455,076	0.15	75,846	729	82.74
Co-op	4	396,161	0.13	99,040	753	61.36
Condotel	3	350,795	0.11	116,932	737	55.49
Total:	1,304	$306,521,869	100.00%	$235,063	724	72.39%

Mortgage Loan Documentation Types of the Group II Loans

					Weighted	Weighted
				Average	Average	Average
Mortgage Loan	Number of	Principal	Percentage of	Principal	Credit	Original
Documentation Types	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
Full Documentation	916	$234,932,218	76.64%	$256,476	728	72.66%
Reduced Documentation	388	71,589,651	23.36	184,509	714	71.49
Total:	1,304	$306,521,869	100.00%	$235,063	724	72.39%
No more than approximately 28.8% of such reduced loan documentation mortgage loans will be secured by mortgaged properties located in California.
Seasoning of the Group II Loans

					Weighted	Weighted
				Average	Average	Average
Range of	Number of	Principal	Percentage of	Principal	Credit	Original
Seasoning (in Months)	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
1 - 12	577	$143,491,897	46.81%	$248,686	710	75.23%
13 - 24	237	63,519,260	20.72	268,014	740	71.98
25 - 36	38	7,370,605	2.40	193,963	731	72.37
37 - 48	135	51,309,549	16.74	380,071	748	65.43
49 - 60	16	4,461,026	1.46	278,814	724	71.87
61 - 72	31	4,734,702	1.54	152,732	701	75.43
73 - 84	76	9,985,256	3.26	131,385	722	70.76
85 - 96	36	4,891,355	1.60	135,871	729	68.98
97 or greater	158	16,758,219	5.47	106,065	721	72.15
Total:	1,304	$306,521,869	100.00%	$235,063	724	72.39%
As of the cut-off Date, the weighted average seasoning of the Group II Loans will be approximately 29 months.

Original Prepayment Penalty Term of the Group II Loans

					Weighted	Weighted
				Average	Average	Average
Original Prepayment	Number of	Principal	Percentage of	Principal	Credit	Original
Penalty Term	Group I Loans	Balance	Group I Loans	Balance	Score	LTV
None	962	$243,852,027	79.55%	$253,484	731	70.92%
12 Months	28	5,303,138	1.73	189,398	703	74.43
24 Months	90	20,121,431	6.56	223,571	686	79.75
36 Months	195	33,559,704	10.95	172,101	702	79.33
60 Months	26	3,377,560	1.10	129,906	742	61.26
Other	3	308,010	0.10	102,670	660	82.50
Total:	1,304	$306,521,869	100.00%	$235,063	724	72.39%

Maximum Mortgage Rates of the Group II Loans

					Weighted	Weighted
				Average	Average	Average
Range of	Number of	Principal	Percentage of	Principal	Credit	Original
Maximum Mortgage Rates (%)	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
0.0000 to 0.9999	1	$63,391	0.03%	$63,391	779	28.08%
7.0000 to 7.9999	1	345,939	0.16	345,939	737	70.00
8.0000 to 8.9999	1	146,740	0.07	146,740	702	80.00
9.0000 to 9.9999	96	33,700,260	15.49	351,044	750	70.26
10.0000 to 10.9999	132	48,213,612	22.16	365,255	728	73.90
11.0000 to 11.9999	167	48,454,824	22.27	290,149	734	72.13
12.0000 to 12.9999	201	48,919,828	22.49	243,382	706	74.79
13.0000 to 13.9999	143	24,646,624	11.33	172,354	698	80.11
14.0000 to 14.9999	58	7,967,096	3.66	137,364	707	82.61
15.0000 to 15.9999	29	3,437,714	1.58	118,542	680	75.54
16.0000 to 16.9999	11	974,657	0.45	88,605	675	76.53
17.0000 to 17.9999	5	454,278	0.21	90,856	719	76.99
18.0000 to 18.9999	2	185,247	0.09	92,623	674	75.19
19.0000 to 19.9999	1	49,001	0.02	49,001	672	60.00
Total:	848	$217,559,211	100.00%	$256,556	722	74.19%
As of the cut-off Date, the weighted average maximum mortgage rate of the Group II Loans will be approximately 11.5963% per annum.

Next Interest Rate Adjustment Dates of the Group II Loans

					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	Percentage of	Principal	Credit	Original
Next Interest Rate Adjustment Dates	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
October 2005	46	$7,686,829	3.53%	$167,105	733	71.56%
November 2005	24	3,495,141	1.61	145,631	714	73.04
December 2005	29	5,228,775	2.40	180,303	731	65.39
January 2006	30	6,293,754	2.89	209,792	729	73.04
February 2006	17	4,068,354	1.87	239,315	721	57.83
March 2006	29	6,599,911	3.03	227,583	733	70.43
April 2006	29	9,717,785	4.47	335,096	730	73.57
May 2006	17	3,570,106	1.64	210,006	738	75.66
June 2006	28	4,059,569	1.87	144,985	732	78.20
July 2006	19	3,586,098	1.65	188,742	715	75.94
August 2006	29	5,510,023	2.53	190,001	712	77.47
September 2006	19	3,240,705	1.49	170,563	714	66.50
October 2006	14	3,723,642	1.71	265,974	697	75.38
November 2006	25	4,234,326	1.95	169,373	687	78.52
December 2006	40	8,477,288	3.90	211,932	691	82.52
January 2007	48	13,426,191	6.17	279,712	705	80.17
February 2007	41	9,450,078	4.34	230,490	692	80.76
March 2007	39	10,220,782	4.70	262,071	719	71.84
April 2007	28	9,603,447	4.41	342,980	722	73.51
May 2007	7	1,247,135	0.57	178,162	699	74.76
June 2007	10	2,381,297	1.09	238,130	697	78.76
July 2007	5	1,505,192	0.69	301,038	745	67.29
August 2007	6	1,470,494	0.68	245,082	728	71.53
September 2007	5	496,774	0.23	99,355	726	75.24
October 2007	5	1,536,123	0.71	307,225	700	84.40
November 2007	7	960,474	0.44	137,211	708	83.41
December 2007	5	834,694	0.38	166,939	691	75.12
January 2008	7	1,574,165	0.72	224,881	703	73.70
February 2008	5	1,575,813	0.72	315,163	729	75.92
March 2008	2	383,120	0.18	191,560	733	80.52
April 2008	3	740,807	0.34	246,936	644	77.73
May 2008	5	1,360,420	0.63	272,084	675	78.17
June 2008	3	991,252	0.46	330,417	745	63.79
October 2008	1	371,934	0.17	371,934	801	79.93
November 2008	2	246,960	0.11	123,480	759	73.10
February 2009	3	1,831,714	0.84	610,571	776	78.05
March 2009	1	305,792	0.14	305,792	664	86.03
April 2009	6	2,395,241	1.10	399,207	731	62.25
May 2009	3	559,542	0.26	186,514	744	57.62

Next Interest Rate Adjustment Dates of the Group II Loans (continued)

					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	Percentage of	Principal	Credit	Original
Next Interest Rate Adjustment Dates	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
June 2009	3	$1,120,425	0.51%	$373,475	757	66.05%
July 2009	6	1,535,605	0.71	255,934	746	67.31
August 2009	9	1,631,719	0.75	181,302	711	84.85
September 2009	2	613,527	0.28	306,764	729	84.89
October 2009	7	2,004,350	0.92	286,336	709	76.42
November 2009	8	1,713,723	0.79	214,215	721	79.05
December 2009	16	5,811,420	2.67	363,214	725	73.91
January 2010	19	6,104,882	2.81	321,310	708	74.68
February 2010	21	10,572,386	4.86	503,447	716	77.26
March 2010	4	1,744,369	0.80	436,092	737	61.25
April 2010	13	2,315,884	1.06	178,145	735	83.54
May 2010	3	575,412	0.26	191,804	719	61.06
June 2010	1	131,156	0.06	131,156	751	87.80
August 2010	1	192,255	0.09	192,255	708	76.92
September 2010	1	668,785	0.31	668,785	689	80.00
January 2011	1	491,956	0.23	491,956	791	78.72
February 2011	3	871,584	0.40	290,528	803	75.29
March 2011	12	4,744,822	2.18	395,402	786	67.60
April 2011	31	11,456,092	5.27	369,551	765	71.46
May 2011	18	7,405,927	3.40	411,440	752	68.82
July 2011	4	1,885,115	0.87	471,279	712	74.45
September 2011	5	2,073,122	0.95	414,624	722	80.25
October 2011	2	540,261	0.25	270,130	709	77.62
November 2011	2	1,900,716	0.87	950,358	707	75.86
December 2011	2	379,026	0.17	189,513	675	84.87
January 2012	2	766,196	0.35	383,098	799	32.86
February 2012	2	648,613	0.30	324,307	655	70.57
March 2012	1	202,720	0.09	202,720	662	69.58
March 2013	1	92,132	0.04	92,132	782	93.34
July 2014	2	369,904	0.17	184,952	674	74.04
December 2014	2	1,112,000	0.51	556,000	677	78.62
January 2015	1	426,084	0.20	426,084	744	76.79
September 2019	1	495,300	0.23	495,300	687	83.33
Total:	848	$217,559,211	100.00%	$256,556	722	74.19%
As of the cut-off Date, the weighted average Months to Next Interest Rate Adjustment Date of the Group II Loans will be approximately 30 months.

Note Margins of the Group II Loans

					Weighted	Weighted
				Average	Average	Average
Range of	Number of	Principal	Percentage of	Principal	Credit	Original
Note Margins (%)	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
Less than 0.0000	1	$54,988	0.03%	$54,988	790	90.00%
0.0000 to 0.9999	1	29,879	0.01	29,879	774	80.00
1.0000 to 1.9999	32	12,298,739	5.65	384,336	746	65.97
2.0000 to 2.9999	489	142,872,168	65.67	292,172	735	71.92
3.0000 to 3.9999	46	8,219,190	3.78	178,678	705	79.46
4.0000 to 4.9999	37	7,456,068	3.43	201,515	708	84.21
5.0000 to 5.9999	130	26,927,207	12.38	207,132	684	81.21
6.0000 to 6.9999	92	16,853,689	7.75	183,192	681	80.18
7.0000 to 7.9999	14	1,804,190	0.83	128,871	683	84.46
8.0000 to 8.9999	5	574,498	0.26	114,900	691	74.31
9.0000 to 9.9999	1	468,595	0.22	468,595	657	69.12
Total:	848	$217,559,211	100.00%	$256,556	722	74.19%
As of the cut-off Date, the weighted average note margin of the Group II Loans will be approximately 3.2757% per annum.
Notional Credit Classification

					Weighted	Weighted
				Average	Average	Average
	Number of	Principal	Percentage of	Principal	Credit	Original
Notional Credit Classification	Group II Loans	Balance	Group II Loans	Balance	Score	LTV
Prime (non-IO)	905	$201,157,389	65.63%	$222,273	736	70.94%
Prime (IO)	166	60,504,861	19.74	364,487	735	73.00
Alt A (non-IO)	178	32,257,230	10.52	181,220	655	78.25
Alt A (IO)	29	8,413,902	2.74	290,135	662	78.94
Insured (non-IO)	4	229,808	0.07	57,452	729	90.39
A- (non-IO)	3	939,776	0.31	313,259	679	77.39
Subprime (non-IO)	19	3,018,902	0.98	158,890	688	72.93
Total:	1,304	$306,521,869	100.00%	$235,063	724	72.39%

Sensitivity Analysis
To 10% Call
% of Pricing Speed Assumption	0%	50%	75%	100%	125%	150%
Class A-II-1
Avg. Life (yrs)	17.11	4.80	3.19	2.32	1.78	1.42
Window (# months)	319	151	105	78	61	49
Maturity (month-yr)	Apr32	Apr18	Jun14	Mar12	Oct10	Oct09

Class M-II-1
Avg. Life (yrs)	17.11	9.33	7.50	6.00	4.82	3.90
Window (# months)	319	151	105	78	61	49
Maturity (month-yr)	Apr32	Apr18	Jun14	Mar12	Oct10	Oct09

Class M-II-2
Avg. Life (yrs)	17.11	9.33	7.50	6.00	4.82	3.90
Window (# months)	319	151	105	78	61	49
Maturity (month-yr)	Apr32	Apr18	Jun14	Mar12	Oct10	Oct09

Class M-II-3
Avg. Life (yrs)	17.11	9.33	7.50	6.00	4.82	3.90
Window (# months)	319	151	105	78	61	49
Maturity (month-yr)	Apr32	Apr18	Jun14	Mar12	Oct10	Oct09

Class M-II-4
Avg. Life (yrs)	17.11	9.33	7.50	6.00	4.82	3.90
Window (# months)	319	151	105	78	61	49
Maturity (month-yr)	Apr32	Apr18	Jun14	Mar12	Oct10	Oct09

Sensitivity Analysis
To Maturity
% of Pricing Speed Assumption	0%	50%	75%	100%	125%	150%
Class A-II-1
Avg. Life (yrs)	17.22	5.19	3.45	2.45	1.82	1.44
Window (# months)	357	357	357	357	88	62
Maturity (month-yr)	Jun35	Jun35	Jun35	Jun35	Jun35	Feb35

Class M-II-1
Avg. Life (yrs)	17.22	10.62	9.33	8.51	7.74	6.43
Window (# months)	357	357	357	357	357	353
Maturity (month-yr)	Jun35	Jun35	Jun35	Jun35	Jun35	Feb35

Class M-II-2
Avg. Life (yrs)	17.22	10.62	9.33	8.51	7.74	6.43
Window (# months)	357	357	357	357	357	353
Maturity (month-yr)	Jun35	Jun35	Jun35	Jun35	Jun35	Feb35

Class M-II-3
Avg. Life (yrs)	17.22	10.62	9.33	8.51	7.74	6.43
Window (# months)	357	357	357	357	357	352
Maturity (month-yr)	Jun35	Jun35	Jun35	Jun35	Jun35	Feb35

Class M-II-4
Avg. Life (yrs)	17.22	10.62	9.33	8.51	7.74	6.43
Window (# months)	357	357	357	357	357	351
Maturity (month-yr)	Jun35	Jun35	Jun35	Jun35	Jun35	Feb35

Net WAC Rate Related to the Class A-II and M-II Certificates

(Static = Current Index Values (1)

Shock = Current Index Values(1) for the Initial period and then All Indices = 20%;
20% CPR; Act/360, no losses)

To 10% Call

Period	Payment Date	Static (%) (1)	Shock (%) (1)(2)	Period	Payment Date	Static (%) (1)	Shock (%) (1)(2)
1	10/25/2005	12.107	12.107	40	1/25/2009	6.250	10.000
2	11/25/2005	5.468	10.000	41	2/25/2009	6.263	10.000
3	12/25/2005	5.651	10.000	42	3/25/2009	6.933	10.000
4	1/25/2006	5.469	10.000	43	4/25/2009	6.262	10.000
5	2/25/2006	5.470	10.000	44	5/25/2009	6.471	10.000
6	3/25/2006	6.057	10.000	45	6/25/2009	6.262	10.000
7	4/25/2006	5.471	10.000	46	7/25/2009	6.470	10.000
8	5/25/2006	5.654	10.000	47	8/25/2009	6.353	10.000
9	6/25/2006	5.473	10.000	48	9/25/2009	6.353	10.000
10	7/25/2006	5.656	10.000	49	10/25/2009	6.564	10.000
11	8/25/2006	5.496	10.000	50	11/25/2009	6.352	10.000
12	9/25/2006	5.497	10.000	51	12/25/2009	6.563	10.000
13	10/25/2006	5.680	10.000	52	1/25/2010	6.420	10.000
14	11/25/2006	5.498	10.000	53	2/25/2010	6.420	10.000
15	12/25/2006	5.682	10.000	54	3/25/2010	7.107	10.000
16	1/25/2007	5.654	10.000	55	4/25/2010	6.419	10.000
17	2/25/2007	5.676	10.000	56	5/25/2010	6.632	10.000
18	3/25/2007	6.285	10.000	57	6/25/2010	6.418	10.000
19	4/25/2007	5.677	10.000	58	7/25/2010	6.631	10.000
20	5/25/2007	5.868	10.000	59	8/25/2010	6.417	10.000
21	6/25/2007	5.679	10.000	60	9/25/2010	6.417	10.000
22	7/25/2007	5.868	10.000	61	10/25/2010	6.630	10.000
23	8/25/2007	5.690	10.000	62	11/25/2010	6.416	10.000
24	9/25/2007	5.803	10.000	63	12/25/2010	6.629	10.000
25	10/25/2007	5.996	10.000	64	1/25/2011	6.415	10.000
26	11/25/2007	5.817	10.000	65	2/25/2011	6.415	10.000
27	12/25/2007	6.011	10.000	66	3/25/2011	7.170	10.088
28	1/25/2008	5.817	10.000	67	4/25/2011	6.476	10.000
29	2/25/2008	5.819	10.000	68	5/25/2011	6.691	10.000
30	3/25/2008	6.683	10.000	69	6/25/2011	6.475	10.000
31	4/25/2008	6.252	10.000	70	7/25/2011	6.691	10.000
32	5/25/2008	6.460	10.000	71	8/25/2011	6.474	10.000
33	6/25/2008	6.251	10.000	72	9/25/2011	6.474	10.000
34	7/25/2008	6.460	10.000	73	10/25/2011	6.699	10.000
35	8/25/2008	6.251	10.000	74	11/25/2011	6.482	10.000
36	9/25/2008	6.251	10.000	75	12/25/2011	6.698	10.000
37	10/25/2008	6.459	10.000	76	1/25/2012	6.482	10.000
38	11/25/2008	6.250	10.000	77	2/25/2012	6.481	10.000
39	12/25/2008	6.458	10.000	78	3/25/2012	6.928	10.000

Class A-II Certificates

Yield Maintenance Agreement Schedule and Strike Rates

	Beginning	Ending	Notional	1ML Strike	1ML Strike		Beginning	Ending	Notional	1ML Strike	1ML Strike
Period	Accrual	Accrual	Balance ($)	Lower Collar (%)	Upper Collar (%)	Period	Accrual	Accrual	Balance ($)	Lower Collar (%)	Upper Collar (%)
1	10/11/2005	10/25/2005	288,130,000	9.700	9.700	41	1/25/2009	2/25/2009	77,483,754	7.673	9.700
2	10/25/2005	11/25/2005	279,298,523	5.168	9.700	42	2/25/2009	3/25/2009	74,769,712	8.779	9.700
3	11/25/2005	12/25/2005	270,721,654	5.365	9.700	43	3/25/2009	4/25/2009	72,135,527	7.898	9.700
4	12/25/2005	1/25/2006	262,393,061	5.182	9.700	44	4/25/2009	5/25/2009	69,577,386	8.169	9.700
5	1/25/2006	2/25/2006	254,304,621	5.183	9.700	45	5/25/2009	6/25/2009	67,093,135	7.894	9.700
6	2/25/2006	3/25/2006	246,449,467	5.786	9.700	46	6/25/2009	7/25/2009	64,680,686	8.165	9.700
7	3/25/2006	4/25/2006	238,821,705	5.197	9.700	47	7/25/2009	8/25/2009	62,338,007	8.165	9.700
8	4/25/2006	5/25/2006	231,413,975	5.381	9.700	48	8/25/2009	9/25/2009	60,066,360	8.287	9.700
9	5/25/2006	6/25/2006	224,219,974	5.211	9.700	49	9/25/2009	10/25/2009	57,861,060	8.570	9.700
10	6/25/2006	7/25/2006	217,234,254	5.395	9.700	50	10/25/2009	11/25/2009	55,719,497	8.302	9.700
11	7/25/2006	8/25/2006	210,450,143	5.327	9.700	51	11/25/2009	12/25/2009	53,638,868	8.586	9.700
12	8/25/2006	9/25/2006	203,861,866	5.340	9.700	52	12/25/2009	1/25/2010	51,618,497	8.566	9.700
13	9/25/2006	10/25/2006	197,464,378	5.528	9.700	53	1/25/2010	2/25/2010	49,654,750	8.564	9.700
14	10/25/2006	11/25/2006	191,251,628	5.341	9.700	54	2/25/2010	3/25/2010	47,748,059	9.511	9.700
15	11/25/2006	12/25/2006	185,218,323	5.542	9.700	55	3/25/2010	4/25/2010	45,896,801	8.558	9.700
16	12/25/2006	1/25/2007	179,359,797	5.873	9.700	56	4/25/2010	5/25/2010	44,099,412	8.850	9.700
17	1/25/2007	2/25/2007	173,688,735	5.954	9.700	57	5/25/2010	6/25/2010	42,354,373	8.552	9.700
18	2/25/2007	3/25/2007	168,180,005	6.637	9.700	58	6/25/2010	7/25/2010	40,660,208	8.844	9.700
19	3/25/2007	4/25/2007	162,829,937	5.966	9.700	59	7/25/2010	8/25/2010	39,015,449	8.602	9.700
20	4/25/2007	5/25/2007	157,634,008	6.181	9.700	60	8/25/2010	9/25/2010	37,419,038	8.600	9.700
21	5/25/2007	6/25/2007	152,588,004	5.984	9.700	61	9/25/2010	10/25/2010	35,869,296	8.893	9.700
22	6/25/2007	7/25/2007	147,687,504	6.193	9.700	62	10/25/2010	11/25/2010	34,503,603	8.594	9.700
23	7/25/2007	8/25/2007	142,928,306	6.025	9.700	63	11/25/2010	12/25/2010	33,180,355	8.887	9.700
24	8/25/2007	9/25/2007	138,306,545	6.170	9.700	64	12/25/2010	1/25/2011	31,898,321	8.588	9.700
25	9/25/2007	10/25/2007	133,818,201	6.385	9.700	65	1/25/2011	2/25/2011	30,656,304	8.585	9.700
26	10/25/2007	11/25/2007	129,459,397	6.192	9.700	66	2/25/2011	3/25/2011	29,453,144	9.700	9.700
27	11/25/2007	12/25/2007	125,225,136	6.407	9.700	67	3/25/2011	4/25/2011	28,286,465	8.809	9.700
28	12/25/2007	1/25/2008	121,113,209	6.558	9.700	68	4/25/2011	5/25/2011	27,156,505	9.110	9.700
29	1/25/2008	2/25/2008	117,126,810	6.571	9.700	69	5/25/2011	6/25/2011	26,062,195	8.803	9.700
30	2/25/2008	3/25/2008	113,255,626	7.706	9.700	70	6/25/2011	7/25/2011	25,002,494	9.104	9.700
31	3/25/2008	4/25/2008	109,506,555	7.188	9.700	71	7/25/2011	8/25/2011	23,976,393	8.798	9.700
32	4/25/2008	5/25/2008	105,865,355	7.437	9.700	72	8/25/2011	9/25/2011	22,982,913	8.795	9.700
33	5/25/2008	6/25/2008	102,328,974	7.185	9.700	73	9/25/2011	10/25/2011	22,021,100	9.137	9.700
34	6/25/2008	7/25/2008	98,894,428	7.433	9.700	74	10/25/2011	11/25/2011	21,130,775	8.830	9.700
35	7/25/2008	8/25/2008	95,558,827	7.192	9.700	75	11/25/2011	12/25/2011	20,269,354	9.132	9.700
36	8/25/2008	9/25/2008	92,319,439	7.431	9.700	76	12/25/2011	1/25/2012	19,435,979	8.825	9.700
37	9/25/2008	10/25/2008	89,175,582	7.687	9.700	77	1/25/2012	2/25/2012	18,629,814	8.822	9.700
38	10/25/2008	11/25/2008	86,122,342	7.448	9.700	78	2/25/2012	3/25/2012	17,850,049	9.449	9.700
39	11/25/2008	12/25/2008	83,157,424	7.704	9.700	79	3/25/2012	4/25/2012	17,095,896	8.817	9.700
40	12/25/2008	1/25/2009	80,278,040	7.639	9.700

Class M-II Certificates

Yield Maintenance Agreement Schedule and Strike Rates

	Beginning	Ending	Notional	1ML Strike	1ML Strike		Beginning	Ending	Notional	1ML Strike	1ML Strike
Period	Accrual	Accrual	Balance ($)	Lower Collar (%)	Upper Collar (%)	Period	Accrual	Accrual	Balance ($)	Lower Collar (%)	Upper Collar (%)
1	10/11/2005	10/25/2005	15,017,000	9.310	9.310	41	1/25/2009	2/25/2009	14,225,251	7.283	9.310
2	10/25/2005	11/25/2005	14,998,084	4.778	9.310	42	2/25/2009	3/25/2009	14,205,065	8.389	9.310
3	11/25/2005	12/25/2005	14,979,045	4.975	9.310	43	3/25/2009	4/25/2009	14,185,005	7.508	9.310
4	12/25/2005	1/25/2006	14,959,937	4.792	9.310	44	4/25/2009	5/25/2009	14,164,774	7.779	9.310
5	1/25/2006	2/25/2006	14,940,706	4.793	9.310	45	5/25/2009	6/25/2009	14,144,373	7.504	9.310
6	2/25/2006	3/25/2006	14,921,350	5.396	9.310	46	6/25/2009	7/25/2009	14,123,799	7.775	9.310
7	3/25/2006	4/25/2006	14,901,918	4.807	9.310	47	7/25/2009	8/25/2009	14,103,051	7.775	9.310
8	4/25/2006	5/25/2006	14,882,358	4.991	9.310	48	8/25/2009	9/25/2009	14,082,887	7.897	9.310
9	5/25/2006	6/25/2006	14,862,670	4.821	9.310	49	9/25/2009	10/25/2009	14,062,718	8.180	9.310
10	6/25/2006	7/25/2006	14,842,900	5.005	9.310	50	10/25/2009	11/25/2009	14,042,370	7.912	9.310
11	7/25/2006	8/25/2006	14,822,999	4.937	9.310	51	11/25/2009	12/25/2009	14,021,578	8.196	9.310
12	8/25/2006	9/25/2006	14,802,966	4.950	9.310	52	12/25/2009	1/25/2010	14,000,601	8.176	9.310
13	9/25/2006	10/25/2006	14,782,844	5.138	9.310	53	1/25/2010	2/25/2010	13,978,892	8.174	9.310
14	10/25/2006	11/25/2006	14,762,588	4.951	9.310	54	2/25/2010	3/25/2010	13,956,995	9.121	9.310
15	11/25/2006	12/25/2006	14,742,198	5.152	9.310	55	3/25/2010	4/25/2010	13,934,905	8.168	9.310
16	12/25/2006	1/25/2007	14,721,712	5.483	9.310	56	4/25/2010	5/25/2010	13,912,620	8.460	9.310
17	1/25/2007	2/25/2007	14,702,631	5.564	9.310	57	5/25/2010	6/25/2010	13,890,140	8.162	9.310
18	2/25/2007	3/25/2007	14,683,329	6.247	9.310	58	6/25/2010	7/25/2010	13,867,462	8.454	9.310
19	3/25/2007	4/25/2007	14,663,886	5.576	9.310	59	7/25/2010	8/25/2010	13,844,573	8.212	9.310
20	4/25/2007	5/25/2007	14,644,301	5.791	9.310	60	8/25/2010	9/25/2010	13,821,593	8.210	9.310
21	5/25/2007	6/25/2007	14,624,591	5.594	9.310	61	9/25/2010	10/25/2010	13,798,411	8.503	9.310
22	6/25/2007	7/25/2007	14,604,741	5.803	9.310	62	10/25/2010	11/25/2010	13,661,780	8.204	9.310
23	7/25/2007	8/25/2007	14,584,746	5.635	9.310	63	11/25/2010	12/25/2010	13,526,274	8.497	9.310
24	8/25/2007	9/25/2007	14,564,621	5.780	9.310	64	12/25/2010	1/25/2011	13,391,883	8.198	9.310
25	9/25/2007	10/25/2007	14,544,357	5.995	9.310	65	1/25/2011	2/25/2011	13,258,598	8.195	9.310
26	10/25/2007	11/25/2007	14,523,945	5.802	9.310	66	2/25/2011	3/25/2011	13,126,410	9.310	9.310
27	11/25/2007	12/25/2007	14,503,232	6.017	9.310	67	3/25/2011	4/25/2011	12,994,737	8.419	9.310
28	12/25/2007	1/25/2008	14,482,367	6.168	9.310	68	4/25/2011	5/25/2011	12,864,148	8.720	9.310
29	1/25/2008	2/25/2008	14,462,176	6.181	9.310	69	5/25/2011	6/25/2011	12,734,634	8.413	9.310
30	2/25/2008	3/25/2008	14,441,857	7.316	9.310	70	6/25/2011	7/25/2011	12,606,185	8.714	9.310
31	3/25/2008	4/25/2008	14,422,753	6.798	9.310	71	7/25/2011	8/25/2011	12,478,793	8.408	9.310
32	4/25/2008	5/25/2008	14,403,494	7.047	9.310	72	8/25/2011	9/25/2011	12,352,448	8.405	9.310
33	5/25/2008	6/25/2008	14,384,079	6.795	9.310	73	9/25/2011	10/25/2011	12,227,141	8.747	9.310
34	6/25/2008	7/25/2008	14,364,506	7.043	9.310	74	10/25/2011	11/25/2011	12,069,386	8.440	9.310
35	7/25/2008	8/25/2008	14,344,773	6.802	9.310	75	11/25/2011	12/25/2011	11,913,429	8.742	9.310
36	8/25/2008	9/25/2008	14,324,892	7.041	9.310	76	12/25/2011	1/25/2012	11,759,248	8.435	9.310
37	9/25/2008	10/25/2008	14,305,190	7.297	9.310	77	1/25/2012	2/25/2012	11,606,824	8.432	9.310
38	10/25/2008	11/25/2008	14,285,326	7.058	9.310	78	2/25/2012	3/25/2012	11,456,137	9.059	9.310
39	11/25/2008	12/25/2008	14,265,345	7.314	9.310	79	3/25/2012	4/25/2012	11,307,168	8.427	9.310
40	12/25/2008	1/25/2009	14,245,198	7.249	9.310